UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
 _______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
December 9, 2015
(Date of earliest event reported)

OLD DOMINION FREIGHT LINE, INC.
(Exact name of registrant as specified in its charter)
  _______________________
Commission file number: 0-19582

Virginia	56-0751714
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
500 Old Dominion Way
Thomasville, North Carolina 27360
(Address of principal executive offices)
(Zip Code)
(336) 889-5000
(Registrant’s telephone number, including area code)
 _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 9, 2015, J. Paul Breitbach notified Old Dominion Freight Line, Inc. (the “Company”) of his decision to retire from the Board of Directors of the Company (the “Board”) at the end of his current term. Mr. Breitbach will continue to serve as a director through the Company’s 2016 Annual Meeting of Shareholders and will not stand for re-election at such meeting. Mr. Breitbach’s decision to retire from the Board was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
OLD DOMINION FREIGHT LINE, INC.

By:    /s/ John P. Booker, III
John P. Booker, III
Vice President – Controller
(Principal Accounting Officer)
Date: December 10, 2015